UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2015

Mill City Ventures III, Ltd.

(Exact name of registrant as specified in its charter)

Minnesota	814-00991	20-4709758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

328 Barry Avenue, Suite 210

Wayzata, MN 55391

(Address of principal executive offices)

(952) 479-1921

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 14, 2015, Mill City Ventures III, Ltd. issued a press release, a copy of which is attached as an exhibit to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release dated August 14, 2015

* * * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mill City Ventures III, Ltd.

Date: August 17, 2015	By:	/s/ Douglas M. Polinsky
Douglas M. Polinsky Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 14, 2015 (filed herewith).